EXHIBIT 99

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Norfolk Southern Railway Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Norfolk Southern Railway Company.

Signed:	/s/ David R. Goode
David R. Goode
President and Chief Executive Officer
Norfolk Southern Railway Company

Dated: April 30, 2003

I certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Norfolk Southern Railway Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Norfolk Southern Railway Company.

Signed:	/s/ Henry C. Wolf
Henry C. Wolf
Vice President and Chief Financial Officer
Norfolk Southern Railway Company

Dated: April 30, 2003